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                                                                   EXHIBIT 10.40



                            HORSESHOE GAMING, L.L.C.

                              1997 UNIT OPTION PLAN


        Section 1. Description of Plan. This is the 1997 Unit Option Plan (the "Plan") of Horseshoe Gaming, L.L.C., a Delaware limited liability company (the "Company"). Under the Plan, officers and key employees of and consultants to the Company and/or of any directly or indirectly majority or wholly owned entities of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries") and/or of any member or manager of the Company and/or of any entity that directly or indirectly owns a majority of the Company's equity interests (individually, a "Related Entity" and collectively, the "Related Entities") may be granted options ("Options") to receive equity interests in the Company constituted as Units in the Company's Limited Liability Company Agreement (herein, the "Units").

        Section 2. Purpose of Plan. The purpose of the Plan and of granting Options to specified persons is to further the growth, development and financial success of the Company and its Subsidiaries and Related Entities by providing additional incentives to certain officers and key employees and consultants. By assisting such persons in acquiring Units, the Company can ensure that such persons will themselves benefit directly from the Company's and its Subsidiaries' and Related Entities' growth, development and financial success.

        Section 3. Eligibility. The persons who shall be eligible to receive grants of Options under the Plan shall be the officers and key employees of and consultants to the Company, its Subsidiaries and Related Entities. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant.

        Section 4. Administration.

                (a) The Plan shall be administered by the Company's manager (the "Manager") or, at the Manager's option, by a compensation committee established by the Manager (the Manager and such committee, collectively, the "Committee").

                (b) The Committee is authorized and empowered to administer the Plan and, subject to the provisions of the Plan, (i) to select the participants, to select the Participants, to determine the number of Units which may be purchased under any given Option and the purchase price therefor; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee;
        (vi) to determine the rights and obligations of Participants under the Plan; (vii) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 14 hereof, and to otherwise accelerate the time during which an Option may be exercised, in each


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        case notwithstanding the provisions in the Option Agreement (as defined in Section 11) stating the time during which it may be exercised; and
        (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan. The good faith interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, conclusive and binding. No Manager, director, officer or employee of any Manager or member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option granted hereunder.

        Section 5. Units Subject to Plan. The aggregate number of Units for which Options may be granted pursuant to the Plan shall be 631,225 Units. The number of Units which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Units acquired pursuant to the Plan are reacquired by the Company, (a) any Units which have not been purchased or (b) the Units reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

        Section 6. Restrictions on Grants; Vesting of Options. Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to ten (10) years from the date hereof. The Committee shall determine the vesting schedule applicable to each Option or group of Options, which schedule shall be filed with the records of the Committee and set forth in each Option Agreement to which the same applies. The vesting schedule need not be identical for all Options granted hereunder.

        Section 7. Exercise of Options. To the extent it has vested, an Option may be exercised by the Participant by given written notice to the Company specifying the number of Units to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time. An Option may only be exercised by the Participant or in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the immediately preceding sentence, in the event of disability (within the meaning of Section 105 (d) (4) of the Internal Revenue Code of 1986, as amended) of a Participant, a designee of the Participant (or the legal representative of the Participant if the Participant has no designee) may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement.

        Section 8. Issuance of Units. The Company's obligation to issue its Units upon exercise of an Option is expressly conditioned upon the compliance by the Company with any registration or other qualification obligations with respect to such Units under any state and/or federal law or rulings and regulations of any government regulatory body, including without limitation and all applicable gaming regulatory authorities of the states in which the Company's


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Subsidiaries operate or intend to operate, and/or the filing by Participant of any background applications required by such gaming authorities; and/or the making of such investment representations or other representations and undertakings by the Participant (or the Participant's designee, legal representative, heir of legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations with respect to such Units which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's designee, legal representative, heir or legatee): (a) is purchasing such Units for investment and not with any present intention of selling or otherwise disposing of such Units; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such Units (or, if applicable, an appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such Units, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies; provided, however, that any such legend or data entry shall be removed when no longer applicable. The inability of the Company to obtain from any regulatory body having jurisdiction registration, qualification or other necessary authorization, or the unavailability of any exemption from registration or qualification, deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Units hereunder shall suspend the Company's obligation to permit the exercise of any affected Option or to issue any Units thereupon and shall relieve the Company of any liability in respect of the nonissuance or sale of such Units as to which such requisite authority or exemption shall not have been obtained or be available. In no event shall the Company be obligated to register or qualify the sale of any Units as to which an exemption shall not be available. In the event that exercisability of an Option shall be suspended as provided in this Section, the term of such Option shall be extended until the fifteenth (15th) day after the date on which the Company shall have given notice that such Option may be exercised. Any Units issued by the Company upon exercise of an Option shall be subject to a right of repurchase, as described in Section 20 hereof and described in each particular Option Agreement.

        Section 9. Nontransferability. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or inter vivos to a trust for the benefit of the Participant or the Participant and the Participant's spouse. Any permitted transferee shall be required prior to any transfer of an Option or Units acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

        Section 10. Reorganization or Reclassification. Subject to Section 13
(b) hereof, in the event that any capital reorganization, reclassification, recapitalization, merger, consolidation, split or like capital adjustment of the outstanding Units is effected in such a way that holders of Units shall be entitled to receive a different number of Units or other equity interest, stock or securities with respect to or in exchange therefor, an appropriate adjustment shall be made by the Committee whereby each Participant shall thereafter have the right upon the terms and conditions specified in the Plan and applicable Option Agreement to receive, such different number of Units,


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or as the case may be, in lieu of Units such equity interests, stock or securities as may be issued or payable with respect to or in exchange for Units representing the same number of Units which each Participant may purchase pursuant to the terms of the Plan and applicable Option Agreement upon the exercise of the rights represented thereby had such reorganization or reclassification not taken place. In any such case appropriate provision shall be made with respect to the rights and interest of each Participant to the end that the provisions of the applicable Option Agreement shall thereafter be applicable, as nearly as may be possible, in relation to any equity interests, stock or securities thereafter deliverable upon the exercise of an Option, and appropriate adjustments shall be made to determine and provide for the price per equity interest, share of stock or other security deliverable hereunder. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive and binding. No fractional Units shall be issued or issuable on account of any such adjustment.

        Section 11. Option Agreement. Each Option granted under the Plan shall be evidenced by a written option agreement (an "Option Agreement") executed by the Company and the participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein; (b) shall contain provisions which give the Company a right, until such time as there is a Public Offering, to repurchase at Fair Market Value (as defined in Section 20 hereof) any Units issued pursuant to the exercise of Options granted under the Plan and (c) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan. "Public Offering" shall mean an underwritten public offering of the voting securities of the Company or any of its Subsidiaries or Related Entities under the Securities Act of 1933, as amended, which results in gross proceeds to the Company or its Subsidiary or Related Entity, as the case may be, in excess of [$15,000,000].

        Section 12. Rights As a Member. A Participant shall have no rights as a member with respect to any Units covered by an Option until the date an entry evidencing such ownership is made in the transfer books of the Company. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date an Option is exercised (the "Exercise Date").

        Section 13. Termination of Options.

                (a) Each Option granted under the Plan shall set forth a termination date thereof, which shall be not later than ten (10) years from the date such Option is granted subject to earlier termination as set forth in Sections 6, 13 (b), or 14 hereof, or as otherwise set forth in each particular Option Agreement. The termination of employment of, or of a consulting relationship with, a Participant for any reason shall not accelerate or otherwise affect the number of Units which may be purchased upon exercise of an Option; provided, however, that the Option may only be exercised with respect to that number of Units which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination and the Option shall terminate with respect to that number of Units which have not vested as of the date of termination.


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                (b) Subject to Section 14 hereof, unless the Committee shall, in its sole discretion, determine otherwise, (i) upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does not survive, (iii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does not survive, and any of the Company's members have the opportunity to receive cash, securities or equity of another corporation and/or other property in exchange for their Units of the Company or (iv) upon any acquisition by any person or group (as defined in Section 13 (d) of the Securities Act of 1934, as amended) of beneficial ownership of more than 50% of the then outstanding Units of the Company (each of the events described in clauses (i), (ii), (iii), or (iv) is referred to herein individually as an "Extraordinary Event" and collectively as the "Extraordinary
        Events"), the Plan and each outstanding Option shall terminate. In such event each Participant who is not offered a substitute option as contemplated by the following sentence shall have the right, until the effective date of such Extraordinary Event (the "Effective Date"), to exercise any unexpired Option issued to the Participant, to the extent that said Option is vested as of the Effective Date and exercisable as of the Effective Date, and otherwise is vested and exercisable pursuant to the provisions of said Option and of Section 6 of the Plan. The surviving entity or corporation in any Extraordinary Event may, but shall not be obligated to, tender to any Participant an option or options to purchase equity interests of the surviving entity or corporation on the same basis as any Participant may purchase Units hereunder and under the applicable Option Agreement (including satisfaction of similar vesting provisions), which substitute option shall contain such terms and provisions as shall substantially preserve the rights and benefits of any Option then outstanding under the Plan with any reasonable changes to take into account the circumstances of the surviving entity.

        Section 14. Acceleration of Options. Notwithstanding the provisions of
Section 6 or Section 13 hereof, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 14, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall automatically revert to its original vesting terms.

        Section 15. Withholding of Taxes. The Company, or a Subsidiary or Related Entity, as the case may be, may deduct and withhold from the wages, salary, bonus and other income paid


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by the Company (or such Subsidiary or Related Entity) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of Units issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiary's or Related Entity's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiary or Related Entity) by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of Units issued upon exercise of an Option (for which purpose such Units shall be valued at Fair Market Value (as defined in Section 20 hereof) as determined in good faith by the Committee, which determination shall be final, conclusive and binding).

        Section 16. Effectiveness and Termination of the Plan. The Plan shall be effective on the date on which it is adopted by the Manager. The Plan shall terminate at the earliest of the time when all Units which may be issued upon exercise of Options granted hereunder have been so issued or at such other time as set forth in Section 13 hereof; provided, however, that the Manager may in their sole discretion terminate the Plan at any other time. Subject to Section 13 hereof, no such termination shall in any way affect any Option then outstanding.

        Section 17. Amendment of Plan. The Committee may make such amendments to the Plan and, with the consent of each Participant affected, in the terms and conditions of the outstanding Options as it shall deem advisable. No amendment shall in any way adversely affect any Option then outstanding without the consent of the Participant so adversely affected.

        Section 18. Transfers and Leaves of Absence. For purposes of the Plan,
(a) a transfer of a Participant's employment or consulting relationship, without an intervening period, between the Company and a Subsidiary or Related Entity shall not be deemed a termination of employment or a termination of a consulting relationship and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary or Related Entity, whichever is applicable) during such leave of absence.

        Section 19. Not an Employment or Consulting Agreement. Nothing contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to a consulting relationship or rights to continued employment by, or rights to a continued consulting relationship with, the Company or any Subsidiary or Related Entity in favor of any Participant or limit the ability of the Company or any Subsidiary or Related Entity to terminate, with or without cause, in its sole and absolute discretion, the employment of, or consulting relationship with, any Participant, subject to the terms of any written employment or consulting agreement to which a Participant is a party.

        Section 20. Right of Repurchase. Any Units which may be purchased pursuant to the exercise of Options granted under the Plan shall be subject to a right of repurchase in favor of the Company and its assigns from the date of purchase until such time as there is a Public Offering.


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The Company may require, as a condition to the grant and/or exercise of any
Options, that the Participant confirm in writing that such Units are subject to such right of repurchase; provided, however, that the failure of the Participant to confirm in writing the right of repurchase shall not affect the rights of the Company and its assigns under the Plan, and any Units issued upon exercise of Options to which the right of repurchase is applicable shall (notwithstanding any failure by the Participant to confirm in writing such right of repurchase) be subject to the terms and conditions of such right of repurchase with the same force and effect as if such right of repurchase had in fact been confirmed in writing by the Participant. In the event that the Company or its assigns wishes to exercise the right of repurchase, the Company or its assigns shall pay to the Participant in cash the then Fair Market Value of each Unit times the number of Units to be repurchased. "Fair Market Value" shall mean the enterprise value of the Company, plus all consideration payable upon exercise of all outstanding options and warrants granted by the Company (other than options and warrants whose exercise would not be dilutive), less all debt of the Company (including, without imitation, capital lease obligations), each as determined in good faith by the Committee, divided by the number of Units outstanding plus the number of Units with respect to which options and warrants have been granted by the Company (other than options and warrants whose exercise would not be dilutive). In the event that the Participant does not agree with the Company's determination of Fair Market Value, then the Company and the Participant will submit such matter to an independent appraisal to be conducted in Las Vegas, Nevada in accordance with the terms set in the Option Agreement with the Participant.

        Section 21. Governing Law. The Plan and any Option granted pursuant to the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.



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